Condensed Consolidated Interim Statements Of Stockholders' Equity (Unaudited) (Parenthetical) - USD ($) $ in Thousands	3 Months Ended	6 Months Ended
	Mar. 28, 2023	Jun. 30, 2023
Accumulated losses		$ (625,096)
Maxpro Capital Acquisition Corp
Decrease in share premium due to reclassification of warrants from equity to liabilities		7,100
Increase of warrant liability due to recalcification from equity		1,300
Decrease in accumulated losses due to reclassification of warrants from equity to liabilities		5,800
Accumulated losses		(5,800)
Net impact of equity by reduction of premium due to recalcification of warrants		$ 1,300
Post-Closing Apollomics Ordinary Shares [Member]
Number of ordinary shares issued in exchange of pre closing business combination ordinary shares		31,241
Pre-Closing Apollomics Ordinary Shares [Member]
Exercise of share options	435,833